Exhibit 10.1

                     WHOLE LOAN PURCHASE AND SALE AGREEMENT

                                      among

                          AMERICAN HOME MORTGAGE CORP.

                                     Seller

                     AMERICAN HOME MORTGAGE INVESTMENT CORP.
                                     Seller

                                       and

                     AMERICAN HOME MORTGAGE SERVICING, INC.
                                    Servicer

                                       and

                               ASPEN FUNDING CORP.
                                    Purchaser

                        GEMINI SECURITIZATION CORP., LLC
                                    Purchaser

                              NEWPORT FUNDING CORP.
                                    Purchaser


                              DATED: June 26, 2006


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                                TABLE OF CONTENTS

                                                                    Page

Section 1.  Definitions................................................1

Section 2.  Procedures for Purchases of Mortgage Loans.................9

Section 3.  Sale of Mortgage Loans to Takeout Investor................11

Section 4.  Holdback..................................................14

Section 5.  Servicing of the Mortgage Loans...........................14

Section 6.  Trade Assignments.........................................16

Section 7.  Transfers of Beneficial Interest in Mortgage Loans by
            Purchasers................................................16

Section 8.  Record Title to Mortgage Loans; Intent of Parties;
            Security Interest.........................................16

Section 9.  Representations and Warranties............................17

Section 10. Covenants of Sellers......................................27

Section 11. Term......................................................31

Section 12. Exclusive Benefit of Parties; Assignment..................31

Section 13. Amendments; Waivers; Cumulative Rights....................31

Section 14. Execution in Counterparts.................................31

Section 15. Effect of Invalidity of Provisions........................31

Section 16. Governing Law.............................................32

Section 17. Notices...................................................32

Section 18. Entire Agreement..........................................32

Section 19. Costs of Enforcement......................................32

Section 20. Consent to Service........................................32

Section 21. Submission to Jurisdiction................................32

Section 22. Jurisdiction Not Exclusive................................32

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Section 23. WAIVER OF JURY TRIAL......................................33

Section 24. Construction..............................................33

Section 25. Further Assurances........................................33

Section 26. Joint and Several Liability...............................33

Section 27. Expenses..................................................33


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                                   EXHIBITS

Exhibit A-1.Trust Receipt
Exhibit B-1.Wet Loan Trust Receipt
Exhibit B-1.Warehouse Lender's Release

Exhibit B-2.Warehouse Lender's Wire Instructions
Exhibit C-1.Seller's Release
Exhibit C-2.Seller's Wire Instructions
Exhibit D-1.Trade Assignment
Exhibit D-2.Trade Assignment (Blanket)
Exhibit E...Purchaser's Wire Instructions
Exhibit F...Form of Confirmation
Exhibit G...Notice of Rejection of Trade Assignment
Exhibit H...Settlement Modification Letter
Exhibit I...Seller's Officer's Certificate
Exhibit J...Seller's Officer's Certificate
Exhibit K...List of Conduits
Exhibit L...Mortgage Loan Schedule
Exhibit M...Form of Transaction Notice
Exhibit N...Mortgage Loan Pool


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

                     WHOLE LOAN PURCHASE AND SALE AGREEMENT

            This Whole Loan Purchase and Sale Agreement ("Agreement"), dated as of the date set forth on the cover page hereof, is by and among Aspen Funding Corp., Gemini Securitization Corp., LLC and Newport Funding Corp., each having an address at 60 Wall Street, New York, New York 10005 (each individually, a "Purchaser" and together, the "Purchasers"), American Home Mortgage Corp., having an address at 538 Broadhollow Road, Melville, New York 11747 ("AHMC") and American Home Mortgage Investment Corp., having an address at 538 Broadhollow Road, Melville, New York 11747 ("AHMI" and together with AHMC, each individually, a "Seller" and together, the "Sellers"), and American Home Mortgage Servicing, Inc., having an address at 4600 Regent Blvd., Suite 200, Irving, Texas 75063 (the "Servicer").

                              PRELIMINARY STATEMENT

            Sellers may offer to sell to Purchasers from time to time a 100% undivided ownership interest in certain Mortgage Loans, and Purchasers, in their sole discretion, may agree to purchase such Mortgage Loans from Sellers on a servicing-released basis in accordance with the terms and conditions set forth in this Agreement. The related Seller, subject to the terms hereof, will cause each Mortgage Loan purchased by a Purchaser hereunder to be purchased by Takeout Investor. During the period from the purchase of a Mortgage Loan by a Purchaser to the sale of the Mortgage Loan to Takeout Investor, the Servicer shall interim service such Mortgage Loan for the benefit of Purchasers pursuant to the terms of this Agreement.

            The parties hereto hereby agree as follows:

            Section 1. Definitions.

            Capitalized terms used but not defined herein shall have the meanings set forth in the Custodial Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Act of Insolvency": With respect to either Seller, (i) the filing of a petition, commencing, or authorizing the commencement of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law relating to the protection of creditors, or suffering any such petition or proceeding to be commenced by another against a Seller, American Home Mortgage Acceptance, Inc. ("AHMA"), American Home Mortgage Holdings, Inc. ("AHMH") and American Home Mortgage Servicing, Inc. ("AHMS" and collectively with AHMA and AHMH, the "American Home Affiliates"); (ii) seeking the appointment of a receiver, trustee, custodian or similar official for either Seller or the American Home Affiliates or any substantial part of the property of either, (iii) the appointment of a receiver, conservator, or manager for either Seller or the American Home Affiliates by any governmental agency or authority having the jurisdiction to do so; (iv) the making or offering by either Seller or the American Home Affiliates of a concession with its creditors or a general assignment for the benefit of creditors, (v) the admission by either Seller or the American

Home Affiliates of Seller's or any of the American Home Affiliates' inability to pay its debts or discharge its obligations as they become due or mature; or (vi) any governmental authority or agency or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of either Seller or the American Home Affiliates, provided, however, that with respect to any involuntary filing, the Seller or the American Home Affiliates, as applicable, shall have sixty (60) days to dismiss such filing.

            "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, through the ownership of voting equity.

            "Appraised Value": With respect to any Mortgaged Property, the value thereof set forth in an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC. Each appraisal has been made in accordance with and satisfies the provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

            "Assignee": As defined in Section 7.

            "Business Day": Any day other than (a) a Saturday, Sunday or other day on which banks located in The City of New York, New York are authorized or obligated by law or executive order to be closed or (b) any day on which a Seller, Servicer, Purchaser or Custodian is authorized or obligated by law or executive order to be closed.

            "Collateral": As defined in Section 8(c).

            "Commitment Amount": The aggregate outstanding principal amount of Mortgage Loans to be purchased pursuant to a Takeout Commitment. If the Commitment Amount is expressed as a fixed amount plus or minus a percentage in the related Takeout Confirmation, then the amount required to be delivered by the related Seller shall be the minimum amount of such range.

            "Commitment Date": The date set forth in a Takeout Confirmation as the commitment date.

            "Commitment Guidelines": The guidelines, if any, issued by Takeout Investor regarding the issuance of Takeout Commitments, as amended from time to time by Takeout Investor.

            "Commitment Number": With respect to a Takeout Commitment, the number identified on the Takeout Confirmation as the commitment number, if applicable.

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            "Conduit": The list of investors attached hereto as Exhibit K, which may be modified from time to time by Sellers with the consent of Purchasers in their reasonable discretion.

            "Conduit Transactions": A transaction initiated by the related Seller's delivery of a Request for Certification which identifies a Conduit as the Takeout Investor.

            "Confirmation": A written confirmation of a Purchaser's intent to purchase a Mortgage Loan Pool, which written confirmation shall be substantially in the form attached hereto as Exhibit F.

            "Credit File": All Mortgage Loan papers and documents required to be maintained pursuant to the Sale Agreement, and all other papers and records of whatever kind or description in Seller's possession whether developed or originated by the related Seller or others, required to document or service the Mortgage Loan; provided, however, that such Mortgage Loan papers, documents and records shall not include any Mortgage Loan papers, documents or records which are contained in the Custodial File.

            "Custodial Account": As defined in Section 5(b).

            "Custodial Agreement": The Custodial Agreement, dated as of the date set forth on the cover page thereof, among Sellers, Servicer, Purchasers and Custodian.

            "Custodial File": With respect to each Mortgage Loan, the documents that are required to be delivered to the Custodian pursuant to the Custodial Agreement.

            "Custodian": The Custodian whose name is set forth on the cover page of the Custodial Agreement and its permitted successors thereunder.

            "Cut-off Date": With respect to a Mortgage Loan, the last day of a month on which the Settlement Date can occur if accrued interest for such month is to be collected by Takeout Investor.

            "Defective Mortgage Loan": With respect to any Mortgage Loan, either
(i) the Document File does not contain a document required to be contained therein, (ii) a document within a Document File is, in the judgment of any Purchaser or Takeout Investor, defective or inaccurate in any material respect, as determined upon evaluation of the Document File against the requirements of the Sale Agreement, (iii) a document in the Document File is not legal, valid and binding, or (iv) as to such Mortgage Loan, one of the representations and warranties in Section 9 hereof has been breached and such breach materially and adversely affects the value of such Mortgage Loan or the related Purchaser's interest in such Mortgage Loan and, with respect to any Wet Mortgage Loan, if a Custodial File is not received by Custodian within seven Business Days of the related Purchase Date

            "Document File": The Credit File and the Custodial File.

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            "Due Date": The day of the month on which the Monthly Payment is due on a Mortgage Loan.

            "Electronic Agent": Shall have the meaning assigned to such term in
Section 2 of the Electronic Tracking Agreement.

            "Electronic Tracking Agreement": The Electronic Tracking Agreement, dated as of the date hereof, among the Purchasers, the Sellers, the Servicer, the Electronic Agent and MERS, as the same shall be amended, supplemented or otherwise modified from time to time.

            "Exhibit B-1 Letter": As defined in Section 2(a).

            "Exhibit C-1 Letter": As defined in Section 2(a).

            "Expiration Date": With respect to any Takeout Commitment, the expiration date thereof.

            "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

            "FHLMC": Freddie Mac or any successor thereto.

            "FNMA": Fannie Mae or any successor thereto.

            "GAAP": Generally accepted accounting principles as in effect from time to time in the United States of America.

            "Holdback": The definition set forth in the Pricing Side Letter.

            "HUD": United States Department of Housing and Urban Development or any successor thereto.

            "Indebtedness" shall mean, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for

                                      -4-
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purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP; (f) obligations of such Person under repurchase agreements or like arrangements; (g) Indebtedness of others guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; (i) Indebtedness of general partnerships of which such Person is a general partner; and (j) any other indebtedness of such Person by a note, bond, debenture or similar instrument excluding any non-recourse debt.

            "Loan to Value Ratio" or "LTV" means with respect to any Mortgage Loan, the ratio of the original outstanding principal amount of the Mortgage Loan, with respect to a Mortgage Loan plus, with respect to any Second Lien Mortgage Loan, the outstanding principal amount of any related first lien as of the date of origination of such second lien Mortgage Loan, to the lesser of (a) the Appraised Value of the related Mortgaged Property at origination or (b) if the Mortgaged Property was purchased within 12 months of the origination of such Mortgage Loan, the purchase price of the related Mortgaged Property.

            "Losses": Any and all losses, claims, damages, liabilities or expenses (including reasonable attorney's fees) incurred by any Person specified.

            "LIBOR": With respect to each day (or if such day is not a Business Day, the next succeeding Business Day), the rate per annum equal to the rate published by Bloomberg or if such rate is not available, the rate appearing at page 3750 of the Telerate Screen, as one-month LIBOR on such date, and if such rate shall not be so quoted, the rate per annum at which the Purchasers are offered Dollar deposits at or about 11:00 A.M., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its transactions are then being conducted for delivery on such day for a period of one month and in an amount comparable to the amount of the transactions hereunder to be outstanding on such day.

            "Maximum Aggregate Purchase Price": The aggregate Purchase Price of all Mortgage Loans acquired by Purchasers from Sellers under this Agreement and not yet delivered to and funded by a Takeout Investor, which amount shall be $1,000,000,000.

            "MERS": Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

            "MERS Mortgage Loan": Any Mortgage Loan as to which the related Mortgage or assignment of Mortgage has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note and which is identified as a MERS Mortgage Loan on the related Mortgage Loan Schedule.

            "MERS System": The system of recording transfers of Mortgages electronically maintained by MERS.

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            "MIN": The mortgage identification number of Mortgage Loans registered with MERS on the MERS System.

            "Monthly Payment": The scheduled monthly payment of principal and/or interest on a Mortgage Loan.

            "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple in real property securing a Mortgage Note.

            "Mortgage Interest Rate": The annual rate of interest borne on a Mortgage Note.

            "Mortgage Loan": Each first or second lien, one- to four-family residential mortgage loan sold, assigned and transferred pursuant to this Agreement and which satisfies the requirements of the related Sale Agreement as the same may be modified from time to time, subject to the consent of the Purchasers and if modified so as to adversely affect the rights or obligations of the Sellers, the consent of the Sellers.

            "Mortgage Loan Pool": The groups of Mortgage Loans purchased by the Purchaser hereunder as described on Exhibit N.

            "Mortgage Loan Schedule": The schedule of Mortgage Loans, attached hereto as Exhibit L, delivered to the related Purchaser by the related Seller on each Purchase Date in a form, and containing information, acceptable to such Purchaser and the related Seller.

            "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

            "Mortgaged Property": The property subject to the lien of the Mortgage securing a Mortgage Note.

            "Mortgagor": The obligor on a Mortgage Note.

            "NCUA": National Credit Union Administration, or any successor thereto.

            "Net Worth" shall mean, with respect to any Person, the excess of total assets of such Person, over total liabilities of such Person, determined in accordance with GAAP.

            "Notice of Rejection of Trade Assignment": With respect to any Mortgage Loan that a Purchaser elects not to purchase, a notification by such Purchaser to Takeout Investor and the related Seller in the form of Exhibit G.

            "Option-ARM Mortgage Loan": An adjustable rate Mortgage Loan which
(i) provides the Mortgagor with multiple payment options and (ii) may result in negative amortization.

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

            "OTS": Office of Thrift Supervision or any successor thereto.

            "Parent Company": A corporation or other entity owning at least 50% of the outstanding shares of voting stock of a Seller.

            "Pass-Through Rate": As defined in the Pricing Side Letter as the Pass-Through Rate.

            "Person": Any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

            "Pricing Side Letter": The pricing side letter, dated as of the date hereof, among Sellers and Purchasers, as the same may be amended, supplemented or modified from time to time.

            "Purchase Date": With respect to any Mortgage Loan Pool purchased by a Purchaser hereunder, the date of payment thereof by Purchaser to the related Seller of the Purchase Price less the Holdback.

            "Purchase Price": With respect to each Mortgage Loan Pool purchased by a Purchaser hereunder, the amount specified in the related Pricing Side Letter.

            "Purchaser": Any of Aspen Funding Corp., Gemini Securitization Corp., LLC and Newport Funding Corp. and its respective successors in interest, including, but not limited to, a party to whom a Trust Receipt is assigned as provided hereunder and in the Custodial Agreement.

            "Purchaser's Wire Instructions": The wire instructions set forth in a letter in the form of Exhibit E.

            "Request for Certification": A report detailing loan identification data supplied by the related Seller to the related Purchaser and Custodian in the form of Exhibit C to the Custodial Agreement and transmitted electronically in an appropriate data layout, regarding all Mortgage Loans being offered for sale by such Seller to such Purchaser on the Purchase Date.

            "Sale Agreement": The agreement providing for the purchase by Takeout Investor of Mortgage Loans from the related Seller.

            "SEC": The Securities Exchange Commission or any successor thereto.

            "Seller": Each Seller whose name is set forth on the cover page hereof and its permitted successors hereunder.

            "Seller's Wire Instructions": The wire instructions set forth in a letter in the form of Exhibit C-2.

                                      -7-
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            "Settlement Date": With respect to any Mortgage Loan, the date of payment thereof by Takeout Investor to the related Purchaser of the Takeout Proceeds.

            "Settlement Modification Letter": A letter in the form of Exhibit H.

            "Security": A GNMA Security, a FNMA Security or a FHLMC Security.

            "Servicer": American Home Mortgage Servicing, Inc, its successors and permitted assigns.

            "Successor Servicer": An entity designated by the Purchasers, with notice provided in conformity with Section 17, to replace the Servicer as servicer of the Mortgage Loans evidenced by a Trust Receipt.

            "Takeout Commitment": A commitment of the related Seller to sell one or more Mortgage Loans to Takeout Investor and of Takeout Investor to purchase one or more Mortgage Loans from such Seller. Each Takeout Commitment must be acceptable to the related Purchaser in its sole discretion.

            "Takeout Confirmation": The written notification to the related Seller from Takeout Investor containing all of the relevant details of the Takeout Commitment, which notification may take the form of a trade confirmation.

            "Takeout Investor": A Conduit.

            "Takeout Proceeds": With respect to any Mortgage Loan Pool, the related Trade Principal plus accrued interest as calculated in accordance with
Section 4, as amended by any related Settlement Modification Letter accepted by the related Purchaser.

            "Tangible Net Worth" shall mean, with respect to any Person, as of any date of determination, the consolidated Net Worth of such Person and its subsidiaries, less the consolidated net book value of all assets of such Person and its subsidiaries (to the extent reflected as an asset in the balance sheet of such Person or any subsidiary at such date) which will be treated as intangibles under GAAP, including, without limitation, such items as deferred financing expenses, net leasehold improvements, good will, trademarks, trade names, service marks, copyrights, patents, licenses and unamortized debt discount and expense.

            "Third Party Underwriter": Any third party, including but not limited to a mortgage loan pool insurer, who underwrites the Mortgage Loan(s) prior to the purchase by the related Purchaser of the related Mortgage Loan Pool.

            "Third Party Underwriter's Certificate": A certificate issued by a Third Party Underwriter with respect to a Mortgage Loan, certifying that such Mortgage Loan complies with the third party underwriting requirements.

            "Trade Assignment": The assignment by the related Seller to the related Purchaser of such Seller's rights under a specific Takeout Commitment, in the form of Exhibit D-1, or of such Seller's rights under all Takeout Commitments, in the form of Exhibit D-2.

            "Trade Price": The trade price set forth on a Takeout Commitment as modified pursuant to any Settlement Modification Letter consented to by the related Purchaser.

            "Trade Principal": With respect to any Mortgage Loan Pool, the aggregate outstanding principal balance of such Mortgage Loan multiplied by a percentage equal to the Trade Price.

            "Trust Receipt": A trust receipt issued by the Custodian evidencing the Mortgage Loan Pool it holds for a Purchaser, in the form attached hereto as Exhibit A-1 (or A-2 with respect to Wet Mortgage Loans), and delivered to the related Purchaser by the Custodian in accordance with Section 2 hereof.

            "Warehouse Lender": Any lender providing financing to the related Seller for the purpose of originating or purchasing Mortgage Loans which prior to the Purchase Date has a security interest in such Mortgage Loans as collateral for the obligations of such Seller to such lender.

            "Warehouse Lender's Wire Instructions": The wire instructions set forth in a letter in the form of Exhibit B-2.

            "Wet Mortgage Loan": Mortgage Loans for which the Custodian has not yet received a completed Custodial File.

            Section 2. Procedures for Purchases of Mortgage Loans.

            (a) Any Purchaser may, in its sole discretion, from time to time, purchase one or more Mortgage Loan Pools from either or both Sellers. Any request by Seller that a Purchaser purchase any Mortgage Loans hereunder shall be provided by delivery of a Transaction Notice in the form attached hereto as Exhibit M, no later than 3:00 p.m. (New York City time) one Business Day prior to the requested Purchase Date with respect to any Mortgage Loans other that Wet Mortgage Loans. With respect to Wet Mortgage Loans, the related Seller shall notify the related Purchaser of an estimate of the Purchase Price of such Wet Mortgage Loans no later than 3:00 p.m. (New York City time) one (1) Business Day prior to the requested Purchase Date. Prior to any Purchaser's actual purchase of any Mortgage Loan Pool, such Purchaser shall have received (a) from Custodian
(i) by facsimile, a Notice of Intent to Issue Trust Receipt, and (ii) by facsimile, the Trust Receipt covering all Mortgage Loans (including the Mortgage Loan Pool being purchased) relating to Conduit Transactions fully completed and authenticated by Custodian, with the original Trust Receipt sent by overnight mail to arrive on the Business Day after the day it is sent by facsimile, and
(b) from the Seller (i) a copy of the Takeout Confirmation related to the Mortgage Loan(s) in such Mortgage Loan Pool, together with a Trade Assignment in the form of Exhibit D-1 or Exhibit D-2,

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

executed by the related Seller and Takeout Investor or such other notification acceptable to the Purchaser in its sole discretion and (ii) an original letter in the form of Exhibit B-1 (an "Exhibit B-1 Letter") from the applicable Warehouse Lender (if any), or an original letter in the form of Exhibit C-1 (an "Exhibit C-1 Letter") in the event that there is no Warehouse Lender. This Agreement is not a commitment by any Purchaser to enter into transactions with either Seller but rather sets forth the procedures to be used in connection with periodic requests for a Purchaser to enter into transactions with a Seller. Sellers hereby acknowledge that Purchasers are under no obligation to agree to enter into, or to enter into, any transaction pursuant to this Agreement.

            (b) If any Purchaser elects to purchase any Mortgage Loan Pool, such Purchaser shall pay the amount of the Purchase Price less the Holdback for such Mortgage Loan Pool by wire transfer of immediately available funds in accordance with the Warehouse Lender's Wire Instructions or if there is no Warehouse Lender, the related Seller's Wire Instructions. Upon such payment and not otherwise, Purchaser shall be deemed to have accepted the related Trade Assignment. Sellers shall not offer for sale to any Purchaser any Mortgage Loan as to which the Expiration Date of the related Takeout Commitment is two (2) Business Days or less following the Purchase Date.

            (c) Simultaneously with the payment by a Purchaser of the Purchase Price less the Holdback, in accordance with the Warehouse Lender's Wire Instructions or the related Seller's Wire Instructions, as applicable, with respect to a Mortgage Loan Pool, such Seller hereby conveys to the related Purchaser all of such Seller's right, title and interest in and to the related Mortgage Loan(s) free and clear of any lien, claim or encumbrance. Notwithstanding the satisfaction by the related Seller of the conditions specified in this Section 2, no Purchaser is obligated to purchase any Mortgage Loans offered to it hereunder.

            (d) In the event that a Purchaser rejects a Mortgage Loan for purchase for any reason and/or does not transmit the applicable Purchase Price less the Holdback, (i) the Trust Receipt, if any, delivered by Custodian to such Purchaser in anticipation of such purchase shall automatically be null and void and the previously existing Trust Receipt for that type of transaction shall be in full force and effect, (ii) such Purchaser shall not consummate the transactions contemplated in the applicable Takeout Confirmation and shall deliver to Takeout Investor (with a copy to the related Seller and Custodian) a Notice of Rejection of Trade Assignment, provided, however, that failure of such Purchaser to give such notice shall not affect the rejection by such Purchaser of the Trade Assignment, and (iii) if such Purchaser shall nevertheless receive any portion of the related Takeout Proceeds, such Purchaser shall within one Business Day pay such Takeout Proceeds to the related Seller in accordance with such Seller's Wire Instructions.

            (e) The terms and conditions of the purchase of each Mortgage Loan Pool shall be as set forth in this Agreement.

            Section 3. Sale of Mortgage Loans to Takeout Investor.

            (a) With respect to Mortgage Loan(s) that a Purchaser has elected to purchase, such Purchaser may, at its option, either (i) instruct Custodian to deliver to Takeout Investor, in accordance with Takeout Investor's instructions, the Custodial File in respect of such Mortgage Loans, in the manner and at the time set forth in the Custodial Agreement, or (ii) provide for the delivery of the Custodial File through an escrow arrangement satisfactory to such Purchaser and Takeout Investor. The related Seller shall in accordance with the related Sale Agreement but in no event later than two (2) Business Days prior to the related Expiration Date, deliver to Takeout Investor any and all documents required to be delivered pursuant to the Sale Agreement to enable Takeout Investor to purchase such Mortgage Loan(s) on or before the related Expiration Date.

            (b) (1) The Holdback relating to such Mortgage Pool shall be paid by Purchaser to the Seller upon the completion by Seller of all obligations relating to the Takeout Investor's due diligence of the Mortgage Pool by the Settlement Date and the making of the representations and warranties to the Takeout Investor as required under the Takeout Agreement by the Seller, it being acknowledged and agreed that the Seller is not required to make any representations and warranties there were true as of the Purchase Date but are no longer true as of the Settlement Date in order to receive the Holdback. If such due diligence obligations have not been completed by Seller by the related Settlement Date, the Holdback shall not be paid by the Purchaser to the Seller and shall be retained by the Purchaser. Upon receipt by such Purchaser, prior to the Settlement Date, of a Settlement Modification Letter, duly executed by Takeout Investor and the related Seller, such Purchaser may, at its election, agree to the postponement of the Settlement Date and such other matters as are set forth in the Settlement Modification Letter. If such Purchaser elects to accept a Settlement Modification Letter, such Purchaser shall, not later than two (2) Business Days or earlier if reasonably required by Takeout Investor after receipt of such Settlement Modification Letter execute the Settlement Modification Letter and send, via facsimile, copies of such fully executed Settlement Modification Letter to the related Seller and Takeout Investor.

            (b) (2) The Seller is required to provide certain representations and warranties to the Takeout Investor pursuant to the Sale Agreement as of the Settlement Date. To the extent that the Seller has knowledge that any such representations and warranties are not true, Seller shall have no obligation to provide any such representation and warranty.

            (c) (1) If a breach by Sellers of this Agreement results in any Mortgage Loan being a Defective Mortgage Loan at the time of the delivery of the related Trust Receipt to the related Purchaser and in such Purchaser's sole judgment the defects in such Mortgage Loan are not capable of being cured (or in fact are not cured) by the related Seller prior to the Settlement Date, or in the event that the first Monthly Payment due on the Mortgage Loan following the date of origination of such Mortgage Loan is not made within 30 days of its Due Date, such Purchaser, at its election, may require that such Seller, upon receipt of notice from such Purchaser of its exercise of such right, immediately repurchase such Purchaser's ownership interest in such Mortgage Loan by remitting to such Purchaser (in immediately available funds in accordance with Purchaser's Wire Instructions) the amount paid by such Purchaser for such Mortgage Loan plus all accrued and unpaid interest thereon.

            (c) (2) The Servicer's rights and obligations to interim service each Mortgage Loan as provided in this Agreement, shall terminate on the later of the related Settlement Date or the date which is thirty days following the related Purchase Date; provided that, the related Purchaser may in its sole discretion extend such 30 day interim servicing period by one or more additional 30 day periods by providing written notice to the Servicer prior to the termination of such interim servicing period. If an Act of Insolvency or any other material default hereunder by the Servicer occurs at any time, the Servicer's rights and obligations to service the Mortgage Loan(s), as provided in this Agreement, shall terminate immediately, without any notice or action by Purchaser subject to the rights of any Takeout Investor. Upon any such termination, Purchaser is hereby authorized and empowered to sell and transfer such rights to service the Mortgage Loan(s) for such price and on such terms and conditions as Purchaser shall reasonably determine subject to the rights of any Takeout Investor, and neither the Servicer nor the Sellers shall have any right to attempt to sell or transfer such rights to service. The Servicer shall perform all acts and take all actions so that the Mortgage Loan(s) and all files and documents relating to such Mortgage Loan(s) held by the Servicer, together with all escrow amounts relating to such Mortgage Loan(s), are delivered to Successor Servicer. To the extent that the approval of any Takeout Investor, Third Party Underwriter or any other insurer or guarantor is required for any such sale or transfer, the Sellers and the Servicer shall fully cooperate with Purchaser to obtain such approval. All amounts paid by any purchaser of such rights to service the Mortgage Loan(s) shall be the property of the Purchasers. Upon exercise by Purchasers of the remedies under this Section 3(c)(2), Purchasers' obligation to pay and Sellers' and Servicer's right to receive any portion of the Holdback relating to such Mortgage Loan(s) shall automatically be canceled and become null and void, provided that such cancellation shall in no way relieve such Seller or otherwise affect the obligation of such Seller to indemnify and hold the Purchasers harmless as specified in Section 3(e).

            (d) Subject to the rights of a Takeout Investor, each Mortgage Loan delivered to any Purchaser hereunder shall be delivered on a servicing released basis free of any servicing rights in favor of the related Seller and free of any title, interest, lien, encumbrance or claim of any kind of such Seller and such Seller hereby waives its right to assert any interest, lien, encumbrance or claim of any kind. Subject to the rights of a Takeout Investor, upon transfer of such servicing rights to any Successor Servicer, the Servicer and the related Seller shall deliver or cause to be delivered all files and documents relating to each Mortgage Loan held by the Servicer or such Seller to Successor Servicer. The related Seller and the Servicer shall promptly take such actions and furnish to the related Purchaser such documents that such Purchaser reasonably deems necessary or appropriate to enable such Purchaser to cure any defect in each such Mortgage Loan or to enforce such Mortgage Loans, as appropriate.

            (e) Sellers agree to indemnify and hold each Purchaser and its assigns harmless from and against all Losses resulting from any breach or failure to perform by Sellers of any representation, warranty, covenant, term or condition made or to be performed by Sellers under this Agreement.

            (f) Reserved

            (g) Reserved

            (h) No exercise by a Purchaser of its rights under this Section 3 shall relieve Sellers of responsibility or liability for any breach of this Agreement.

            (i) In addition to any rights and remedies of Purchasers provided by this Agreement and by law, each Purchaser shall have the right, without prior notice to Sellers, any such notice being expressly waived by Sellers to the extent permitted by applicable law, upon any amount becoming due and payable by Sellers hereunder to set-off and appropriate and apply against such amount any and all Mortgaged Property and deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Purchaser to or for the credit or the account of Sellers (including, without limitation, the amount of any accrued and unpaid Holdback). Each Purchaser may also set-off cash and all other sums or obligations owed by such Purchaser to Sellers under this Agreement against all of such Seller's obligations to such Purchaser, whether or not such obligations are then due. The exercise of any such right of set-off shall be without prejudice to any Purchaser's right to recover any deficiency.

            (j) Sellers agree that, with respect to any Mortgage Loan Pool purchased by a Purchaser, the related Takeout Commitment shall have an Expiration Date which is not later than 60 calendar days after the related Purchase Date. Sellers further agree that any additional Takeout Commitment that they obtain with respect to such Mortgage Loan Pool if the initial Takeout Investor does not perform under such Takeout Commitment shall have an Expiration Date which is not later than 75 calendar days after the related Purchase Date. Sellers have not and will not take any action, or fail to act where action is required, the result of which would be to impair any Trade Assignment.

            (k) Sellers shall notify and provide the related Purchaser with copies of any changes made to the Sale Agreement or any other correspondent agreements between Sellers and any Takeout Investor within 2 Business Days of such change.

            (l) In no event shall the Purchasers be liable to the Takeout Investor for any pair-off, breakage or other similar fees in the event that a Takeout Investor asserts any such right under any Takeout Commitment.

            Section 4. Holdback.

            (a) With respect to each Mortgage Loan Pool that a Purchaser elects to purchase hereunder, such Purchaser shall pay to the related Seller the Holdback with respect to all Mortgage Loans in such Mortgage Loan Pool subject to the terms of this Agreement. The Holdback shall be payable by such Purchaser as provided in Section 3(b)(i).

            (b) Reserved.

            (c) If a Mortgage Loan Pool is purchased by a Purchaser in the month prior to the month in which the related Settlement Date occurs, (A) all interest which accrues on the related Mortgage Loans, on and after the Purchase Date, through the last day of any month prior to the month in which such Settlement Date occurs, and all other collections thereon, shall be paid to such Purchaser by the Servicer, as interim servicer, on a monthly basis on the earlier of (i) the second Business Day of the month following the month such interest accrued or (ii) related Settlement Date and (B) all interest which accrues on the Mortgage Loans in such Mortgage Loan Pool on and after the first day of the month in which such Settlement Date occurs, through the day immediately prior to such Settlement Date, and all other collections thereon, will be paid to such Purchaser by Takeout Investor on such Settlement Date unless such Settlement Date occurs after the Cut-off Date of such month in which event Servicer, as interim servicer, shall pay such amount to such Purchaser on such Settlement Date. If a Mortgage Loan Pool is purchased by such Purchaser in the same month in which the related Settlement Date occurs, (A) all interest, if any, which accrues on such Mortgage Loan(s) from the first day of such month to but not including the related Purchase Date shall be paid by such Purchaser to the related Seller on such Settlement Date, and (B) all interest which accrues on such Mortgage Loan(s), on and after the Purchase Date to but not including the Settlement Date will be paid to such Purchaser by Takeout Investor on the Settlement Date unless such Settlement Date occurs after the Cut-off Date or in a month in which interest has been prepaid by the Mortgagor in either of which events the Servicer, as interim servicer, shall pay such amount to such Purchaser on such Settlement Date. For purposes of this paragraph all interest payments shall be deemed to accrue at the applicable rate set forth in the related Takeout Commitment.

            (d) Reserved.

            Section 5. Servicing of the Mortgage Loans.

            (a) Upon payment of the Purchase Price, the related Purchaser shall own all source files, documents, agreements and papers related to servicing the Mortgage Loans and shall own all derivative information created by the Servicer or the related Seller or other third party used or useful in servicing the Mortgage Loans. The Servicer shall interim service and administer the Mortgage Loan(s) on behalf of the related Purchaser in accordance with customary and reasonable mortgage loan servicing standards and procedures generally accepted by lenders in the mortgage banking industry and in accordance with the requirements of Takeout Investor, provided that the Servicer shall at all times comply with applicable law and the terms of the related Mortgage Loan Documents, and the requirements of any applicable insurer or guarantor including, without limitation, any Third Party Underwriter, so that the insurance in respect of any Mortgage Loan is not voided or reduced. The Servicer shall at all times maintain accurate and complete records of its interim servicing of each Mortgage Loan, and any Purchaser may, at any time during the Servicer's business hours on two (2) Business Days (or immediately in the event of a default hereunder by the Servicer), examine and make copies of such records. At the request and in accordance with the directions of such Purchaser, the Servicer shall deliver to such Purchaser copies of any Credit Files within 3 Business Days of such request by such Purchaser. In addition, upon not less than 2 Business Days notice to the related Seller or the Servicer, any Purchaser shall have the right to perform a due diligence review of such Seller or the Servicer, including the Servicer's servicing capabilities.

            The Servicer shall at any Purchaser's request deliver to such Purchaser monthly reports regarding the status of such Mortgage Loan, which reports shall include, but shall not be limited to, a description of each Mortgage Loan in default for more than thirty (30) days, and such other circumstances with respect to any Mortgage Loan (whether or not such Mortgage Loan is included in the foregoing list) that could materially adversely affect any such Mortgage Loan, the related Purchaser's ownership of any such Mortgage Loan or the collateral securing any such Mortgage Loan. The Servicer shall deliver such a report to each Purchaser every thirty (30) days until (i) the purchase by Takeout Investor of such Mortgage Loan pursuant to the related Takeout Commitment or (ii) the exercise by Purchasers of any remedial election pursuant to Section 3.

            (b) The Servicer shall establish and maintain a separate custodial account (the "Custodial Account") entitled "[Name of Servicer], in trust for Aspen Funding Corp., Gemini Securitization Corp., LLC and Newport Funding Corp. and each of their assignees under the Whole Loan Purchase and Sale Agreement dated June 26, 2006" and shall deposit into such account any amounts received within 2 Business Days of receipt. All collections received in respect of each Mortgage Loan that are payable to any Purchaser as the owner of each such Mortgage Loan.

            (c) Amounts deposited in the Custodial Account with respect to any Mortgage Loan shall be held in trust for the related Purchaser as the owner of such Mortgage Loan and shall be released only as follows:

                  (1) Except as otherwise provided in Section 5(c)(2), following receipt by the related Purchaser or its designee of the Takeout Proceeds for such Mortgage Loan from Takeout Investor, amounts deposited in the Custodial Account related to such Mortgage Loan not otherwise subject to setoff as provided hereunder shall be released to the Servicer. The amounts paid to the Servicer (if any) pursuant to this Section 5(c)(1) shall constitute the Servicer's sole compensation for interim servicing the Mortgage Loans as provided in this Section 5.

                  (2) If Successor Servicer takes delivery of such Mortgage Loan
            (either under the circumstances set forth in Section 3 or otherwise), all amounts deposited in the Custodial Account shall be paid to the related Purchasers promptly upon such delivery.

                  (3) If a Mortgage Loan is not purchased by Takeout Investor on or before the Settlement Date, during the period thereafter that the related Seller remains as interim servicer, all amounts deposited in the Custodial Account shall be released only in accordance with the related Purchaser's written instructions.

            (d) Reserved.

            Section 6. Trade Assignments. Each related Seller hereby assigns to each related Purchaser, free of any security interest, lien, claim or encumbrance of any kind, such Seller's rights, under each Takeout Commitment as to which Takeout Investor has consented to assignment, to deliver the Mortgage Loan(s) specified therein to the related Takeout Investor and to receive the Takeout Proceeds therefor from such Takeout Investor. No Purchaser shall be deemed to have accepted any Trade Assignment unless and until it purchases the related Mortgage Loans, and nothing set forth herein shall be deemed to impair such Purchaser's right to reject any Mortgage Loan for any reason, in its sole discretion.

            Section 7. Transfers of Beneficial Interest in Mortgage Loans by Purchasers. Each Purchaser may, in its sole discretion, assign all of its right, title and interest in or grant a security interest in any Mortgage Loan sold by Seller hereunder and all rights of such Purchaser under this Agreement and the Custodial Agreement, in respect of such Mortgage Loan solely to one of Purchaser's commercial paper conduits (each, an "Assignee") but in no event to any Seller or any Affiliate of any Seller. It is anticipated that such assignment to an Assignee will be made by Purchasers, and Sellers hereby irrevocably consent to such assignment. No notice of such assignment shall be given by any Purchaser to Sellers or Takeout Investor. Assignment by a Purchaser of the Mortgage Loans as provided in this Section 7 shall not release Purchaser from any obligations otherwise under this Agreement. Without limitation of the foregoing, an assignment of the Mortgage Loans to an Assignee, as described in this Section 7, shall be effective upon delivery to the Assignee of a duly executed and authenticated Trust Receipt.

            Section 8. Record Title to Mortgage Loans; Intent of Parties; Security Interest.

            (a) From and after the issuance and delivery of the related Trust Receipt, and subject to the remedies of Purchasers in Section 3, the related Seller may remain the last named payee or endorsee of each Mortgage Note and (except with respect to any MERS Mortgage Loan) the mortgagee or assignee of record of each Mortgage in trust for the benefit of the related Purchaser, for the sole purpose of facilitating the servicing of such Mortgage Loan. Notwithstanding the foregoing, beneficial ownership of each Mortgage and the related Mortgage Note shall be vested solely in the related Purchaser or the appropriate designee of such Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the related Seller after the related Purchase Date on or in connection with a Mortgage Loan shall be vested in the related Purchaser or one or more designees of such Purchaser.

            (b) Each Seller shall maintain a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership interest in each Mortgage Loan of the related Purchaser. Upon the request of the related Purchaser, the related Seller shall prepare and deliver to MERS an assignment of Mortgage from MERS to blank. The related Seller shall cause such assignment of Mortgage to be recorded in the public land records upon request of such Purchaser. At any time during the term of this Agreement, the related Purchaser or the Takeout Investor, as the case may be, may direct the related Seller to cause any MERS Mortgage Loan to be deactivated from the MERS system. In connection with such deactivation, the related Seller shall notify MERS and prepare an assignment of Mortgage from MERS to the related Purchaser or in blank. In the event that the related Purchaser specifies that any such assignment be made to Seller, such assignment shall be for the sole purpose of facilitating the servicing of such Mortgage Loan and such Seller shall also prepare an assignment of Mortgage in recordable form from such Seller to the related Purchaser or its designee and deliver such unrecorded assignment of Mortgage to the Custodian pursuant to the terms and conditions of the Custodial Agreement.

            (c) Purchasers and Sellers confirm that the transactions contemplated herein are intended to be sales of the Mortgage Loans by Sellers to Purchasers rather than borrowings secured by the Mortgage Loans and will be treated and accounted for as such on their books and records. In the event, for any reason, any transaction is construed by any court or regulatory authority as a borrowing rather than as a sale, Sellers and Purchasers intend that the related Purchaser or its Assignee, as the case may be, shall have a perfected first priority security interest in the Mortgage Loans, the servicing rights appurtenant to the Mortgage Loans, the Custodial Account, and all proceeds thereof, the Takeout Commitments and the proceeds of any and all of the foregoing (collectively, the "Collateral"), free and clear of adverse claims. In such case, the related Seller shall be deemed to have hereby granted to the related Purchaser or Assignee, as the case may be, a first priority security interest in and lien upon the Collateral, free and clear of adverse claims. In such event, this Agreement shall constitute a security agreement, the Custodian shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to the related Purchaser or Assignee, as the case may be, and the related Purchaser or Assignee, as the case may be, shall have all of the rights of a secured party under applicable law.

            Section 9. Representations and Warranties.

            (a) Each Seller, jointly and severally, hereby represents and warrants to each Purchaser as of the date hereof and as of the date of each issuance and delivery of a Trust Receipt that:

                  (i) Each Seller is duly organized, validly existing and in good standing under the laws of the state of its organization and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the state where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by each Seller, except where the failure to be so licensed or qualified would not result in a material adverse effect on the Sellers or their ability to perform under this Agreement. Each Seller has all requisite corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by each Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of Seller except as the enforceability may be limited by bankruptcy, insolvency, reorganization, or similar laws, and by equitable principles affecting the enforceability of the rights of creditors; and all requisite corporate action has been taken by each Seller to make this Agreement valid and binding upon each Seller in accordance with its terms;

                  (ii) No approval of the transactions contemplated by this
            Agreement from the OTS, the NCUA, the FDIC or any similar federal or state regulatory authority having jurisdiction over each Seller is required, or if required, such approval has been obtained. There are no actions or proceedings pending or against Sellers which would materially and adversely affect each Seller's ability to perform hereunder. The transfers, assignments and conveyances provided for herein are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of each Seller and will not (i) result in the breach of any term or provision of the charter or by-laws of each Seller or (ii) result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other instrument to which each Seller or its property is subject, or
            (iii) result in the violation of any law, rule, regulation, order, judgment or decree to which each Seller or its property is subject except, in the case of clauses (ii) and (iii), for such conflicts, breaches, defaults or violations of law which would not, individually or in the aggregate, result in a material adverse effect on the Sellers or their ability to perform under this Agreement;

                  (iv) The Custodial Agreement and every document to be executed by Seller each pursuant to this Agreement is and will be valid, binding and subsisting obligations of each Seller, enforceable in accordance with their respective terms, except as the enforceability may be limited by bankruptcy, insolvency, reorganization, or similar laws, and by equitable principles affecting the enforceability of the rights of creditors. No consents or approvals are required to be obtained by Seller or its Parent Company, if any, for the execution, delivery and performance of this Agreement or the Custodial Agreement by each Seller;

                  (v) Upon purchase by the Purchaser, each Seller has not sold, assigned, transferred, pledged or hypothecated any interest in any Mortgage Loan sold hereunder to any person other than the related Purchaser and the Takeout Investor, and upon delivery of a related Trust Receipt to such Purchaser, such Purchaser will be the sole owner thereof, free and clear of any lien, claim or encumbrance subject to the rights of the Takeout Investor;

                  (vi) Neither this Agreement nor any information relating to
            Sellers that Sellers have delivered to any Purchaser, including, but not limited to, all documents related to this Agreement, the Custodial Agreement or Seller's financial statements, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein or herein in light of the circumstances under which they were made, not misleading. Since the furnishing of such documents or information, there has been no change, nor any development or event involving a prospective change that would render any of such documents or information untrue or misleading in any material respect;

                  (vii) There is no pending or threatened action, suit,
            proceeding, inquiry or investigation, at law or in equity or before or by any court, administrative body or other tribunal (A) that would prohibit each Seller entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that would prohibit or materially and adversely affect the performance by each Seller of its obligations under, or validity or enforceability of, this Agreement;

                  (viii) AHMI's Aggregate Tangible Net Worth is not less than
            $700,000,000; and

                  (ix) Sellers and their Affiliates maintains in the aggregate committed warehouse facilities in an amount equal to not less than $4 billion which is in full force and effect, with one or more third party lenders which are not Affiliates of Sellers.

            (b) The related Seller hereby represents and warrants to the related Purchaser as of the date hereof, as of the date of delivery of each Mortgage Pool and as of each Purchase Date that the Custodian is an eligible custodian as determined by FNMA, FHLMC and GNMA, and is not an Affiliate of Seller.

            (c) Seller hereby represents and warrants to the related Purchaser with respect to each Mortgage Loan as of each Purchase Date of the related Mortgage Loan that:

                  (i) The Mortgage Loan conforms in all respects to the
            requirements of this Agreement, the Sale Agreement, the Commitment Guidelines, the Takeout Investor and the requirements of the related Third Party Underwriter's Certificate, if any. The Mortgage Loan was originated not more than 60 days prior to the related Purchase Date.

                  (ii) The related Seller is the sole owner and holder of the
            Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature other than, prior to the purchase by the Purchaser, the rights of any warehouse lender and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement other than the rights of the Takeout Investor;

                  (iii) No servicing agreement has been entered into with
            respect to the Mortgage Loan, or any such servicing agreement has been terminated and there are no restrictions, contractual or governmental, which would impair the ability of the related Purchaser or such Purchaser's designees from servicing the Mortgage Loan other than the rights of any Takeout Investor;

                  (iv) The Mortgage is a valid and subsisting first or second lien on the property therein described, as specified on the Mortgage Loan Schedule and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and with respect to each Mortgage Loan which is a second lien Mortgage Loan, a first lien on the Mortgaged Property. Any pledge account, security agreement, chattel mortgage or equivalent document related to, and delivered to (or required to be delivered for Wet Mortgage Loans) the Custodian with the Mortgage, establishes in the related Seller a valid and subsisting lien on the property described and the priority provided therein, and such Seller has full right to sell and assign the same to such Purchaser subject to the rights of any Takeout Investor;

                  (v) Neither the related Seller nor any prior holder of the
            Mortgage has modified the Mortgage in any material respect; satisfied, canceled or subordinated the Mortgage in whole or in part; released the

            Mortgaged Property in whole or in part from the lien of the Mortgage; or executed any instrument of release, cancellation, modification or satisfaction unless such release, cancellation, modification or satisfaction does not adversely affect the value of the Mortgage Loan and is contained in the related Document File;

                  (vi) The Mortgage Loan is not in default, and all Monthly
            Payments due prior to the Purchase Date and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents due and owing have been paid. Sellers have not advanced funds, or induced or solicited any advance of funds by a party other than the Mortgagor directly or indirectly, for the payment of any amount required by the Mortgage Loan. The collection practices used by each entity which has serviced the Mortgage Loan have been in all respects legal and customary in the mortgage servicing business. With respect to escrow deposits and payments in those instances where such were required, there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made and no escrow deposits or payments or other charges or payments have been capitalized under any Mortgage or the related Mortgage Note except for deferred interest payments on Option-ARM Mortgage Loan;

                  (vii) There is no default, breach, violation or event of
            acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace of cure period, would constitute a default, breach, violation or event of acceleration; and Sellers have not waived any default, breach, violation or event of acceleration;

                  (viii) The Mortgage Loan is not subject to any valid right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by the Mortgagor;

                  (x) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury, and the Mortgage Loan is not usurious;

                  (xi) Any and all requirements of any federal, state or local law including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, and Sellers shall deliver to the related Purchaser upon demand, evidence of compliance with all such requirements;

                  (xii) Either: (A) the related Seller and every other holder of the Mortgage, if any, were authorized to transact and do business in the jurisdiction in which the Mortgaged Property is located at all times when such party held the Mortgage; or (B) the loan of mortgage funds, the acquisition of the Mortgage (if to the extent required by applicable law such Seller was not the original lender), the holding of the Mortgage and the transfer of the Mortgage did not constitute the transaction of business or the doing of business in such jurisdiction;

                  (xiii) The proceeds of the Mortgage Loan have been fully
            disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on site or off-site improvements and as to disbursements of any escrow funds, therefore, have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

                  (xiv) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                  (xv) The Mortgage Loan was originated free of any "original issue discount" with respect to which the owner of the Mortgage Loan could be deemed to have income pursuant to Sections 1271 et seq. of the Internal Revenue Code;

                  (xvi) Each Mortgage Loan was originated by an institution
            described in Section 3(a)(41)(A)(ii) of the Securities Exchange Act of 1934, as amended;

                  (xvii) At origination, the Mortgaged Property was free and clear of all mechanics' and materialmen's liens or liens in the nature thereof which are or could be prior to the Mortgage lien;

                  (xviii) All of the improvements which are included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

                  (xix) No improvement located on or being part of the Mortgaged
            Property is in violation of any applicable zoning law or regulation and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property, and with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, had been made or obtained from the appropriate authorities and the Mortgaged Property was lawfully occupied under applicable law;

                  (xx) There is no proceeding pending for the total or partial condemnation of the Mortgaged Property and said property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty;

                  (xxi) The Custodial File contains, and the Credit File
            contains or shall contain prior to the Expiration Date, each of the documents and instruments specified to be included therein duly executed and in due and proper form and each such document or instrument is either in form acceptable to the Applicable Agency or is a uniform instrument. Each Mortgage Note and Mortgage are on forms approved by the Applicable Agency with such riders as have been approved by the Applicable Agency; the Custodian is currently in possession of the Custodial File for each Mortgage Loan (except for Wet Mortgage Loans) and the related Seller is in possession or shall be prior to the Expiration Date of the Credit File for each Mortgage Loan and there are no custodial agreements in effect adversely affecting the rights of such Seller to make the deliveries required within the required time. The related Seller shall not deliver a Credit File to Takeout Investor prior to the related Commitment Date;

                  (xxii) The lien of each Mortgage Loan securing the
            consolidated principal amount thereof is expressly insured as having first or second (as indicated on the Mortgage Loan Schedule) lien priority or is covered by an attorney's opinion of title acceptable to GNMA, FNMA or FHLMC, as applicable, if customarily provided in the jurisdiction in which the related Mortgaged Property is located, or a mortgage title insurance policy acceptable to FNMA, issued by, and the valid and binding obligation of, a title insurer acceptable to FNMA and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the related Seller, its successors and assigns, as to the validity and appropriate priority of the lien created by the Mortgage subject to customary permitted exceptions in the original principal amount of the Mortgage Loan. The related Seller is the named insured and the sole insured of such mortgage title insurance policy, and the assignment to the related Purchaser of such Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer, such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the related Purchaser upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including such Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

                  (xxiii) All buildings upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to fire and hazard insurance policies with extended coverage or other insurance required by the Sale Agreement by insurance companies reasonably acceptable to the related Purchaser, in an amount at least equal to the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum insurable value (replacement cost without deduction for depreciation) of the improvements constituting the Mortgaged Property. If applicable laws limit the amount of such insurance to the replacement cost of the improvements constituting the Mortgaged Property or to some other amount, then such insurance is in an amount equal to the maximum allowed by such laws. Such insurance amount is sufficient to prevent the Mortgagor or the loss payee under the policy from becoming a co-insurer. The insurer issuing such insurance is acceptable pursuant to the Sale Agreement. All individual insurance policies contain a standard mortgagee clause naming the related Seller, its successors and assigns, as mortgagee and all premiums thereon have been paid and providing that such policy may not be canceled without prior notice to such Seller. Each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. Any flood insurance required by applicable law has been obtained;

                  (xxiv) The combined LTV of each Mortgage Loan was not more than 100% as of the date of origination of the Mortgage Loan and as of the Purchase Date. Each prime credit First Lien Mortgage Loan which is not insured by the FHA or guaranteed by the VA and which has an LTV over 80% is and will be insured as to payment defaults by a policy of primary mortgage guaranty insurance in accordance with the Sale Agreement and all provisions of such primary mortgage guaranty insurance policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage Loan subject to any such policy of primary mortgage guaranty insurance obligates the Mortgagor thereunder to maintain such insurance and pay all premiums and charges in connection therewith. No action, event or state of facts exists or has existed which, because of its involving or arising from any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor or the originator or servicer of the Mortgage Loan, would result in the exclusion from, denial of, or defense to coverage which otherwise would be provided by such insurance;

                  (xxv) [Reserved];

                  (xxvi) [Reserved]

                  (xxvii) The Mortgaged Property consists of a single parcel of real property;

                  (xxviii) There are no circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can be reasonably expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or adversely affect the value or marketability of the Mortgage Loan;

                  (xxix) Such Mortgage Loan was, immediately prior to the sale to the related Purchaser of the related Mortgage Loan Pool, owned solely by the related Seller subject to the rights of any warehouse lender (which will be released simultaneous with the purchase) and any Takeout Investor, is not subject to any lien, claim or encumbrance, including, without limitation, any such interest pursuant to a loan or credit agreement for warehousing mortgage loans, and was originated and serviced in accordance with all applicable law and regulations, including without limitation the Federal Truth-in-Lending Act, the Real Estate Settlement Procedures Act, regulations issued pursuant to any of the aforesaid, and any and all rules, requirements, guidelines and announcements of the Applicable Agency, and, as applicable, the FHA and VA, as the same may be amended from time to time;

                  (xxx) To the extent applicable, such Mortgage Loan is either insured by the FHA under the National Housing Act, guaranteed by the VA under the Servicemen's Readjustment Act of 1944 or is otherwise insured or guaranteed in accordance with the requirements of the GNMA,

            FNMA or FHLMC Program, as applicable, and is not subject to any defect that would prevent recovery in full or in part against the FHA, VA or other insurer or guarantor, as the case may be;

                  (xxxi) Such Mortgage Loan is in material compliance with the requirements and specifications (including, without limitation, all representations and warranties required in respect thereof) set forth in the GNMA Guide, FNMA Guide or FHLMC Guide, or the guide or agreements entered into with any Conduit, as applicable;

                  (xxxii) The Servicer and any sub-servicer have all Approvals necessary to make such Mortgage Loan eligible to back a GNMA, FNMA or FHLMC Security, if applicable;

                  (xxxiii) The Mortgage Note, the Mortgage, an assignment of
            Mortgage from the related Seller in blank (except with respect to MERS Mortgage Loans), and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Custodial Agreement, have been delivered to the Custodian all in compliance with the specific requirements of the Custodial Agreement;

                  (xxxiv) With respect to each MERS Mortgage Loan, a Mortgage
            Identification Number has been assigned by MERS and such Mortgage Identification Number is accurately provided on the Mortgage Loan Schedule. The related Assignment of Mortgage to MERS has been duly and properly recorded or sent for recording;

                  (xxxv) With respect to each MERS Mortgage Loan, Sellers have not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS;

                  (xxxvi) With respect to any MERS Mortgage Loan, the related
            Takeout Investor has been notified that the mortgagee of record is MERS and has consented to such assignment of such MERS Mortgage Loan;

                  (xxxvii) No Mortgage Loan is (a)(1) subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended ("HOEPA") or (2) has an "annual percentage rate" or "total points and fees" (as each such term is defined under HOEPA) payable by the Mortgagor that equal or exceed the applicable thresholds defined under HOEPA (as defined in 12 CFR 226.32 (a)(1)(i) and (ii)), (b) a "high cost" mortgage loan, "covered" mortgage loan, "high risk home" mortgage loan, or "predatory" mortgage loan or any other comparable term, no matter how defined under any federal, state or local law,
            (c) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such mortgage loans, or (d) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor's LEVELS(R) Glossary Revised, Appendix E);

                  (xxxviii) No predatory or deceptive lending practices,
            including but not limited to, the extension of credit to a mortgagor without regard for the mortgagor's ability to repay the Mortgage Loan and the extension of credit to a mortgagor which has no apparent benefit to the mortgagor, were employed in connection with the origination of the Mortgage Loan. Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of GNMA, Fannie Mae and Freddie Mac;

                  (xxxix) Each Mortgage Loan is eligible for sale in the
            secondary market without being priced at an unreasonable discount and for inclusion in a publicly issued or privately placed mortgage-backed securities transaction that can be rated by each nationally recognized rating agency without unreasonable credit enhancement;

                  (xl) Each Mortgage Loan is subject to a mandatory Takeout
            Commitment at the locked-in Trade Price, and of a Takeout Investor to purchase such Mortgage Loans at such Trade Price on the related Settlement Date. The existence of such Takeout Commitment is confirmed in writing in the form of a Takeout Confirmation by Takeout Investor to Seller and contains all of the relevant details of the Takeout Commitment. Such Takeout Commitment and Takeout Confirmation have been assigned by the related Seller to the related Purchaser in writing and acknowledged and agreed to by the Takeout Investor in the form of a Trade Assignment or such other notification acceptable to the Purchaser in its sole discretion. The Settlement Date of the Takeout Commitment must be no more than 60 days after the Purchase Date; and

                  (xli) With respect to each Wet Mortgage Loan, the Custodial
            File shall be delivered within seven Business Days of the related Purchase Date.

            The representations and warranties of Sellers in this Section 9 are unaffected by and supersede any provision in any endorsement of any Mortgage Loan or in any assignment with respect to such Mortgage Loan to the effect that such endorsement or assignment is without recourse or without representation or warranty.

            Section 10. Covenants of Sellers. Sellers hereby covenant and agree with Purchasers as follows:

            (a) Sellers shall deliver to Purchasers:

                  (i) Within ninety (90) days after the end of each fiscal year of AHMI, the consolidated
            balance sheets of each Seller and its consolidated subsidiaries, which will be in conformity with GAAP, and the related consolidated statements of income showing the financial condition of each Seller and its consolidated subsidiaries as of the close of such fiscal year, and the results of operations during such year, and a consolidated statement of cash flows, as of the close of such fiscal year, setting forth, in each case, in comparative form the corresponding figures for the preceding year. The foregoing consolidated financial statements are to be reported on by, and to carry the report (acceptable in form and content to Purchasers) of an independent public accountant of national standing acceptable to Purchasers and are to be accompanied by a letter of management in form and substance acceptable to Purchasers;

                  (ii) Within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of each Seller, unaudited consolidated balance sheets and consolidated statements of income, all to be in a form acceptable to Purchasers, showing the financial condition and results of operations of each Seller and its consolidated subsidiaries on a consolidated basis as of the end of each such quarter and for the then elapsed portion of the fiscal year, setting forth, in each case, in comparative form the corresponding figures for the corresponding periods of the preceding fiscal year, certified by a financial officer of each Seller (acceptable to Purchasers) as presenting fairly the financial position and results of operations of each Seller and its consolidated subsidiaries and as having been prepared in accordance with GAAP consistently applied, in each case, subject to normal year-end audit adjustments;

                  (iii) Reserved;

                  (iv) Promptly upon becoming aware thereof, notice of (1) the commencement of, or any determination in, any legal, judicial or regulatory proceedings that if adversely determined would have a material adverse effect on the related Seller, (2) any material dispute between each Seller or its Parent Company and any governmental or regulatory body, (3) any event or condition, which, in any case of (1) or (2) is likely to be adversely determined, and would have a material adverse effect on (A) the validity or enforceability of this Agreement, (B) the financial condition or business operations of each Seller, or (C) the ability of Seller to fulfill its obligations under this Agreement or (4) any material adverse change in the business, operations, prospects or financial condition of Seller, including, without limitation, the insolvency of each Seller or its Parent Company;

                  (v) [Reserved]

                  (vi) [Reserved]

                  (vii) Prior to the first Purchase Date hereunder and at the request of any Purchaser at any time thereafter, a copy of an Officer's Certificate in the form attached hereto as Exhibit I together with (1) the articles of incorporation of the related Seller and any amendments thereto, certified by the Secretary of State of such Seller's state of incorporation, (2) a copy of such Seller's by-laws, together with any amendments thereto, and (3) a copy of the resolutions adopted by such Seller's Board of Directors authorizing such Seller to enter into this Agreement and the Custodial Agreement and authorizing one or more of such Seller's officers to execute the documents related to this Agreement and the Custodial Agreement;

                  (viii) Evidence that all other actions necessary or, in the opinion of the related Purchaser, desirable to perfect and protect Purchaser's interest in the Mortgage Loans and other Collateral have been taken, including, without limitation, duly filed Uniform Commercial Code financing statements on Form UCC-1;

                  (ix) Reserved; and

                  (x) Such supplements to the aforementioned documents and such other information regarding the operations, business, affairs and financial condition of its Parent Company, each Seller or any of each Seller's consolidated subsidiaries as Purchasers may reasonably request in the possession of a Seller.

            (b) After the related Purchase Date, neither each Seller nor any affiliate thereof will acquire at any time any economic interest in or obligation with respect to any Mortgage Loan, except (i) in the case of Defective Mortgage Loans and (ii) to the extent that the Seller retains the servicing rights with respect to any Mortgage Loans purchased by the Purchaser hereunder;

            (c) Under GAAP and for federal income tax purposes, each Seller will report each sale of a Mortgage Loan to the related Purchaser hereunder as a sale of the ownership interest in the Mortgage Loan. Each Seller has been advised by or has confirmed with its independent public accountants that the foregoing transactions will be so classified under GAAP;

            (d) The consideration received by the related Seller upon the sale of each Mortgage Loan Pool will constitute reasonably equivalent value and fair consideration for the ownership interest in the Mortgage Loans included therein;

            (e) Each Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, any sale of a Mortgage Loan to any Purchaser;

            (f) Each Seller will not sell any Mortgage Loan to any Purchaser with any intent to hinder, delay or defraud any of each Seller's creditors;

            (g) Each Seller shall comply, in all material respects, with all laws, rules and regulations to which it is subject;

            (h) Each Seller shall, upon request of any Purchaser, promptly execute and deliver to such Purchaser all such other and further documents and instruments of transfer, conveyance and assignment, and shall take such other action as such Purchaser may reasonably require more effectively to transfer, convey, assign to and vest in such Purchaser and to put such Purchaser in possession of the property to be transferred, conveyed, assigned and delivered hereunder and otherwise to carry out more effectively the intent of the provisions under this Agreement;

            (i) Each Seller is a member of MERS in good standing and current in the payment of all fees and assessments imposed by MERS, and has complied with all rules and procedures of MERS. Each Seller has entered into the Electronic Tracking Agreement. In accordance with the provisions of the Electronic Tracking Agreement, each Seller shall (1) cause each Mortgage Loan that is to be sold to the related Purchaser on a Purchase Date the Mortgage for which is recorded in the name of MERS to be designated a MERS Mortgage Loan and (2) cause the related Purchaser to be designated an Associated Member (as defined in the Electronic Tracking Agreement) with respect to each such MERS Mortgage Loan. In connection with the assignment of any Mortgage Loan registered on the MERS System, each Seller agrees that at the request of the related Purchaser it will, at each Seller's own cost and expense, cause the MERS System to indicate that such Mortgage Loan has been transferred to the related Purchaser in accordance with the terms of this Agreement by including in MERS' computer files (a) the code in the field which identifies the specific owner of the Mortgage Loans and (b) the code in the field "Pool Field" which identifies the series in which such Mortgage Loans were sold. Each Seller further agrees that it will not alter codes referenced in this paragraph with respect to any Mortgage Loan at any time that such Mortgage Loan is subject to this Agreement, and each Seller shall retain its membership in MERS at all times during the term of this Agreement;

            (j) The Seller shall not offer for sale to any Purchaser any second lien Mortgage Loans if the sale of such Mortgage Loans would cause the aggregate Purchase Price of all second lien Mortgage Loans which are then owned by the Purchasers pursuant to this Agreement to exceed of 15% of the Maximum Aggregate Purchase Price;

            (k) [Reserved]

            (l) The Seller shall not offer for sale to any Purchaser any Option-ARM Mortgage Loans if the sale of such Mortgage Loans would cause the aggregate Purchase Price of all Option-ARM Mortgage Loans which are then owned by the Purchasers pursuant to this Agreement to exceed $250,000,000; and

            (m) The Seller shall not offer for sale to any Purchaser any Wet Mortgage Loans either (a) during any day during any calendar month other than the last five (5) Business Days of the month or (b) if the sale of such Mortgage Loans would cause the aggregate Purchase Price of all Wet Mortgage Loans which are then owned by the Purchasers pursuant to this Agreement to exceed 25% of the Maximum Aggregate Purchase Price.

            (n) Proceeds of any insurance on a Mortgaged Property that is paid to the related Seller shall be held in trust for the benefit of the related Purchaser.

            Section 11. Term. This Agreement shall continue in effect until terminated as to future transactions by written instruction signed by the Sellers or Purchasers and delivered to the other, provided that no termination will affect the obligations hereunder as to any of the Mortgage Loans purchased hereunder.

            Section 12. Exclusive Benefit of Parties; Assignment. This Agreement is for the exclusive benefit of the parties hereto and their respective successors and assigns and shall not be deemed to give any legal or equitable right to any other person, including the Custodian. Except as provided in
Section 7, no rights or obligations created by this Agreement may be assigned by any party hereto without the prior written consent of the other parties.

            Any Person into which either Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Seller shall be a party, or any Person succeeding to the business of such Seller, shall be the successor of such Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 13. Amendments; Waivers; Cumulative Rights. This Agreement may be amended from time to time only by written agreement of Sellers and Purchasers. Any forbearance, failure or delay by either party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver thereof, and any single or partial exercise by a Purchaser of any right, power or remedy hereunder shall not preclude the further exercise thereof. Every right, power and remedy of Purchasers shall continue in full force and effect until specifically waived by Purchasers in writing. No right, power or remedy shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred hereby or hereafter available at law or in equity or by statute or otherwise.

            Section 14. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

            Section 15. Effect of Invalidity of Provisions. In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

            Section 16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws rules.

            Section 17. Notices. Any notices, consents, elections, directions and other communications given under this Agreement shall be in writing and shall be deemed to have been duly given when telecopied or delivered by overnight courier, personally delivered, or on the third day following the placing thereof in the mail, first class postage prepaid, to the respective addresses set forth in the first paragraph hereof for Sellers, Servicer and Purchasers, or to such other address as either party shall give notice to the other party pursuant to this Section 17. Copies of all notices to Sellers shall be delivered to the attention of Craig Pino and copies of all notices to Servicer shall be delivered to the attention of David M. Friedman, in each case with a copy of all legal notices delivered to the attention of Alan B. Horn, General Counsel. Copies of all notices to Purchasers shall be delivered to the attention of Glenn Minkoff.

            Section 18. Entire Agreement. This Agreement and the Custodial Agreement contain the entire agreement between the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements between them, oral or written, of any nature whatsoever with respect to the subject matter hereof.

            Section 19. Costs of Enforcement. In addition to any other indemnity specified in this Agreement, Sellers agree to reimburse Purchasers as and when billed by Purchasers for all Purchasers' reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees and expenses of Purchasers and/or Assignees, incurred in connection with the enforcement or the preservation of Purchasers' rights under this Agreement, including any costs incurred in the event of a breach by Seller of this Agreement, the Custodial Agreement or a Takeout Commitment.

            Section 20. Consent to Service . Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 17.

            Section 21. Submission to Jurisdiction. With respect to any claim arising out of this Agreement each party (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, and
(b) irrevocably waives (i) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (iii) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party.

            Section 22. Jurisdiction Not Exclusive. Nothing herein will be deemed to preclude either party hereto from bringing an action or proceeding in respect of this Agreement in any jurisdiction other than as set forth in Section 21.

            Section 23. WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            Section 24. Construction. The headings in this Agreement are for convenience only and are not intended to influence its construction. References to Sections, Exhibits and Annexes in this Agreement are to the Sections of and Exhibits to this Agreement. The Exhibits are part of this Agreement, and are incorporated herein by reference. The singular includes the plural, the plural the singular, and the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require.

            Section 25. Further Assurances. Sellers and Purchasers each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

            Section 26. Joint and Several Liability. The liability of the Sellers hereunder is joint and several. The Sellers hereby: (a) acknowledge and agree that the Purchasers shall have no obligation to proceed against one Seller before proceeding against the other Seller, (b) waive any defense to their obligations under this Agreement, based upon or arising our of the disability or other defense or cessation of liability of one Seller versus the other or of any other Seller, and (c) waive any right or subrogation or ability to proceed against any Person until all amounts owed to Purchasers by Sellers pursuant to this Agreement are paid in full.

            Section 27. Expenses. Seller shall pay to Purchasers and their affiliates: (i) all of its reasonable fees and out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this Agreement and related documentation (including all reasonable fees and out-of-pocket expenses of its legal counsel incurred in connection with any amendments to this Agreement or any take-out); (ii) its due diligence expenses (including the diligence undertaken in connection with the execution of this Agreement and any on-going due diligence undertaken in connection with this Agreement or any take-out); provided that, the Sellers shall not be required to reimburse the Purchasers for due diligence costs in excess of $50,000 in any twelve month period unless the Purchasers require additional due diligence due to non-compliance, in which case the Sellers will reimburse the Purchasers directly for all reasonable out of pocket costs incurred in connection with such due diligence; and (iii) up front and ongoing custodial fees and expenses. Sellers shall reimburse Purchasers for any other fees and out-of-pocket expenses reasonably incurred in connection with this Agreement. All of the foregoing amounts shall be due and payable from time to time promptly after demand of Purchasers irrespective of the execution of this Agreement.

                            [signature page follows]

            IN WITNESS WHEREOF, Purchasers, Sellers and Servicer have duly executed this Agreement as of the date and year set forth on the cover page hereof.

                                    ASPEN FUNDING CORP.

                                    By: /s/ Doris J. Hearn
                                       -----------------------------------------
                                    Name: Doris J. Hearn
                                    Title: Vice President

                                    GEMINI SECURITIZATION CORP., LLC

                                    By:  /s/ R. Douglas Donaldson
                                       -----------------------------------------
                                    Name:  R. Douglas Donaldson
                                    Title: Treasurer

                                    NEWPORT FUNDING CORP.

                                    By: /s/ Doris J. Hearn
                                       -----------------------------------------
                                    Name: Doris J. Hearn
                                    Title: Vice President

                                    AMERICAN HOME MORTGAGE CORP.

                                    By: /s/ Alan B. Horn
                                       -----------------------------------------
                                    Name: Alan B. Horn
                                    Title:  Executive Vice President,
                                    General Counsel and Secretary

                                    AMERICAN HOME MORTGAGE INVESTMENT CORP.

                                    By: /s/ Alan B. Horn
                                       -----------------------------------------
                                    Name: Alan B. Horn
                                    Title:  Executive Vice President,
                                    General Counsel and Secretary

                                    AMERICAN HOME MORTGAGE SERVICING, INC.

                                    By: /s/ Alan B. Horn
                                       -----------------------------------------
                                    Name: Alan B. Horn
                                    Title:  Executive Vice President,
                                    General Counsel and Secretary

                                                                     EXHIBIT A-1

                                  TRUST RECEIPT

                           RESIDENTIAL MORTGAGE LOANS

No.________                                 Date:________


            [Deutsche Bank National Trust Company], as custodian (the "Custodian"), certifies that [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.] ("Purchaser") is the registered owner of this Trust Receipt evidencing ownership of certain mortgage loans (the "Mortgage Loans") listed by identifying number on the schedule attached to this Trust Receipt and further identified in the books and records of the Custodian, owned of record by American Home Mortgage Corp. and American Home Mortgage Investment Corp., as applicable (the "Sellers") and interim serviced by American Home Mortgage Servicing, Inc. The Mortgage Note and Mortgage for each Mortgage Loan are held by Custodian, pursuant to the terms and conditions of that certain Custodial Agreement dated as of June 26, 2006 (the "Agreement") among Sellers, Purchaser, and Custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Trust Receipt is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Trust Receipt by virtue of the acceptance hereof assents and by which such holder is bound.

            This Trust Receipt supersedes any Trust Receipt bearing an earlier date.

            This Trust Receipt shall not be valid or become obligatory for any purpose unless and until the Certificate of Authentication appearing below has been duly executed by the Custodian.

            IN WITNESS WHEREOF, the Custodian has caused this Trust Receipt to be duly executed under its official seal.

                                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                    as Custodian


                                    By:
                                       -----------------------------------------
                                       Authorized Officer

(Seal)

Attest:

By:
Authorized Officer

CERTIFICATE OF AUTHENTICATION

This Trust Receipt is the Trust Receipt
issued under the above-described Agreement.


Dated:__________
By:________________________
Authorized Officer

                           TRUST RECEIPT NO. ________
                           RESIDENTIAL MORTGAGE LOANS

Following are the identifying numbers of the Mortgage Loans subject to this Trust Receipt:

                                   EXHIBIT A-2

                             WET LOAN TRUST RECEIPT

                                            Overnight Courier Tracking No.______
                                                              # of Loans:_______
                                                         Original Quantity $____
                                                             Product Type ______

[Aspen Funding Corp.
Gemini Securitization Corp., LLC
Newport Funding Corp.]
60 Wall Street
New York, New York 10005
Attn:  _________________

      Re: Custodial Agreement, dated as of June 26, 2006 (the "Custodial Agreement"), among American Home Mortgage Corp. and American Home Mortgage Investment Corp., as Sellers, Deutsche Bank National Trust Company as Custodian, and Aspen Funding Corp., Gemini Securitization Corp., LLC and Newport Funding Corp. as Purchasers


Ladies and Gentlemen:

            In accordance with the provisions of Section [__]of the above-referenced Custodial Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Custodial Agreement, or if not defined in the Custodial Agreement, then in that certain Whole Loan Purchase and Sale Agreement, dated as of June 26, 2006 between the Sellers and Purchaser (the "Purchase Agreement")), the undersigned, as the Custodian, hereby certifies as to each Mortgage Loan described in the attached Custodian Loan Transmission all matters (subject to the Exceptions listed therein) set forth in Section 3 of the Custodial Agreement, subject to the limitation set forth in Section 3(b) of the Custodial Agreement.

            The delivery of this Trust Receipt evidences that (i) the Custodian has reviewed all documents required to be delivered in respect of each Mortgage Loan listed herein pursuant to Section 2(a)(i), (ii), and (iii) of this Custodial Agreement and the documents listed in Sections (i), (ii), (iii), (iv) and (v) of Annex 16 (and if actually delivered to the Custodian the documents listed in Sections (vi) - (ix) of Annex 16) and such documents other than the Exceptions listed herein are in the possession of the Custodian as part of the Mortgage File for such Mortgage Loan, (ii) the Custodian is holding each Mortgage Loan identified on the Custodian Loan Transmission, pursuant to the Custodial Agreement, as the bailee of and custodian for the Purchaser and (iii) such documents have been reviewed by the Custodian and appear on their face to be regular and to relate to such Mortgage Loan and satisfy the requirements set forth in Section 3(a) of the Custodial Agreement and the Review Procedures.

            On each date the Custodian delivers to the Purchaser a Trust Receipt, it shall supersede the Trust Receipt, previously delivered by the Custodian to the Purchaser hereunder. The most recently delivered Trust Receipt, shall control and be binding upon the parties hereto.

                                    DEUTSCHE BANK NATIONAL TRUST
                                    COMPANY, as Custodian


                                    By:
                                    Name:
                                    Title:

                                                                     EXHIBIT B-1

                          [WAREHOUSE LENDER'S RELEASE]

Aspen Funding Corp.
Gemini Securitization Corp., LLC
Newport Funding Corp.
60 Wall Street
New York, New York 10005

Ladies and Gentlemen:

            We hereby release all right, interest or claim of any kind, including any security interest or lien, with respect to the mortgage loan(s) referenced below, such release to be effective automatically without any further action by any party, upon payment, in one or more installments, by either Aspen Funding Corp., Gemini Securitization Corp., LLC or Newport Funding Corp., in accordance with the wire instructions which we delivered to you in a letter dated _________, ____, in immediately available funds, of an aggregate amount equal to __________.



-----------------------------------------------------------------
                       Street
Loan #      Mortgagor  Address   City       State     Zip
-----------------------------------------------------------------



                                    Very truly yours,

                                    [WAREHOUSE LENDER]
                                    By:    _____________________
                                    Name:  _____________________
                                    Title: _____________________

                                                                     EXHIBIT B-2

                     [WAREHOUSE LENDER'S WIRE INSTRUCTIONS]


[Aspen Funding Corp.
Gemini Securitization Corp., LLC
Newport Funding Corp.]
60 Wall Street
New York, New York 10005

                  Re: Aspen Funding Corp., Gemini Securitization Corp., LLC and Newport Funding Corp. Mortgage Loan Purchase Program with American Home Mortgage Corp. and American Home Mortgage Investment Corp. and American Home Mortgage Servicing, Inc.

Ladies and Gentlemen:

            Set forth below are [Warehouse Lender's] wire instructions applicable to the above-referenced Purchase Program.

Wire Instructions:


                  Bank Name:
                  ---------------------------------
                  City, State:
                  ---------------------------------
                  ABA #:
                  ---------------------------------
                  Account #:
                  ---------------------------------
                  Account Name:
                  ---------------------------------

            Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces any prior notice specifying the name of [Warehouse Lender] and setting forth wire instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.

                                    Very truly yours,

                                    [AMERICAN HOME MORTGAGE CORP.]
                                    [AMERICAN HOME MORTGAGE
                                    INVESTMENT CORP.]

                                    By:    ___________________________
                                    Name:  ___________________________
                                    Title: ___________________________

                                    [WAREHOUSE LENDER(S)]*

                                    By: :  ___________________________
                                    Name:  ___________________________
                                    Title: ___________________________

[ASPEN FUNDING CORP.
GEMINI SECURITIZATION CORP., LLC
NEWPORT FUNDING CORP.]


By:    ________________________
Name:  ________________________
Title: ________________________



------------------------
* The authorized officer of each warehouse lender executing this letter must be the same authorized officer as signs the Exhibit B-1 Letter. Not applicable if there is no warehouse lender.

                                                                     EXHIBIT C-1

                               [SELLER'S RELEASE]

[Aspen Funding Corp.
Gemini Securitization Corp., LLC
Newport Funding Corp.]
60 Wall Street
New York, New York 10005



Ladies and Gentlemen:

            With respect to the mortgage loan(s) referenced below (a) we hereby certify to you that the mortgage loan(s) is not subject to a lien of any warehouse lender and (b) we hereby release all right, interest or claim of any kind with respect to such mortgage loan, such release to be effective automatically without any further action by any party upon payment from Purchaser to Seller of an aggregate amount equal to ______________.

-----------------------------------------------------------------
                       Street
Loan #      Mortgagor  Address   City       State     Zip
-----------------------------------------------------------------


                                    Very truly yours,

                                    [AMERICAN HOME MORTGAGE CORP.][AMERICAN
                                    HOME MORTGAGE INVESTMENT CORP.]

                                    By:    ________________________
                                    Name:  ________________________
                                    Title: ________________________

                                                                     EXHIBIT C-2

                          [SELLER'S WIRE INSTRUCTIONS]

Aspen Funding Corp.
Gemini Securitization Corp., LLC
Newport Funding Corp.
60 Wall Street
New York, New York 10005

                  Re: Custodial Agreement dated as of June 26, 2006, among Aspen Funding Corp., Gemini Securitization Corp., LLC, Newport Funding Corp., American Home Mortgage Corp., American Home Mortgage Investment Corp. and [Deutsche Bank National Trust Company]

Ladies and Gentlemen:

            Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the above-referenced Custodial Agreement.

            Set forth below are Seller's Wire Instructions applicable to the above-referenced Custodial Agreement.

Wire Instructions:

                  Bank Name:
                  ---------------------------------
                  City, State:
                  ---------------------------------
                  ABA #:
                  ---------------------------------
                  Account #:
                  ---------------------------------
                  Account Name:
                  ---------------------------------

            Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces any prior notice specifying the name of Seller and Seller's Wire Instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.

                                    Very truly yours,

                                    [AMERICAN HOME MORTGAGE CORP.][AMERICAN
                                    HOME MORTGAGE INVESTMENT CORP.]

                                    By     _________________________________
                                    Name:  _________________________________
                                    Title: _________________________________

Receipt acknowledged by:

[ASPEN FUNDING CORP.
GEMINI SECURITIZATION CORP., LLC
NEWPORT FUNDING CORP.]


By:    ________________________
Name:  ________________________
Title: ________________________

                                                                     EXHIBIT D-1

                               [TRADE ASSIGNMENT]

_______________ ("Takeout Investor")
[Address]
Attention:  ____________________

Ladies and Gentlemen:

            Attached hereto is a correct and complete copy of your confirmation of commitment [or a portion thereof] (the "Commitment"), trade-dated _______________ _, ____, to purchase $_______________ of mortgage loans of which
$__________ of mortgage loans (the "Mortgage Loans") is assigned to [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.} at a purchase price of _______________. This is to confirm that (i) the Commitment is in full force and effect, (ii) the Commitment is hereby assigned to [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.] (the "Assignee"), (iii) you will accept delivery of such Mortgage Loans directly from THE ASSIGNEE, (iv) you will pay the Assignee for such Mortgage Loans, (v) upon the Assignee's acceptance of this assignment, the Assignee is obligated to make delivery of such Mortgage Loans to you in accordance with the attached Commitment and (vi) upon the Assignee's acceptance of this assignment, you will release Seller from its obligation to deliver the Mortgage Loans to you under the Commitment. Upon the Assignee's determination not to accept an assignment, the Assignee will notify you that this assignment is rejected. Not later than 2:00 P.M. Eastern Standard Time one business day prior to your satisfaction of the Commitment, you shall fax a purchase confirmation to the Assignee at ____________, Attention: _______________. Payment will be made to the Assignee in immediately available funds.

                                    Very truly yours,

                                    [AMERICAN HOME MORTGAGE CORP.][AMERICAN
                                    HOME MORTGAGE INVESTMENT CORP.]

                                    By:    ____________________________________
                                    Name:  ____________________________________
                                    Title: ____________________________________

Agreed to, confirmed and accepted:

[TAKEOUT INVESTOR]


By:    ____________________________________
Name:  ____________________________________
Title: ____________________________________

                                                                     EXHIBIT D-2

                               [TRADE ASSIGNMENT]

                                    (Blanket)

____________("Takeout Investor")
[Address]
Attention:  ______________

Ladies and Gentlemen:

            This is to confirm that (i) your commitments ("Commitment"), made from time to time, to purchase mortgage loans (the "Mortgage Loans") from Seller may be assigned to [Aspen Funding Corp./Gemini Securitization Corp. LLC/Newport Funding Corp.] (the "Assignee"), (ii) you will accept delivery of such Mortgage Loans directly from the Assignee, (iii) you will pay the Assignee for such Mortgage Loans, (iv) upon the Assignee's acceptance of this assignment with respect to any Commitment, the Assignee will be obligated to make delivery of such Mortgage Loans to you in accordance with such Commitment and (v) upon the Assignee's acceptance of such assignment with respect to any Commitment, you will release Seller from its obligation to deliver the related Mortgage Loans to you under such Commitment but Seller will not be released from any of its other obligations under the Whole Loan Purchase and Sale Agreement. Your agreement to the foregoing shall remain in effect until terminated by your giving notice of such termination to Seller in the form attached hereto as Exhibit 1. Upon the Assignee's determination not to accept an assignment, the Assignee will notify you that this assignment is rejected with respect to the related Commitment. Not later than 9:00 A.M. Eastern Standard Time on the business day that you purchase the Mortgage Loans, you shall fax a purchase list containing the information required by the Mortgage Loan Settlement Summary to the Assignee at ____________, Attention: _______________. You may also transmit such information electronically by 10:00 A.M. on such business day. Payment will be made to the Assignee in immediately available funds.

                                    Very truly yours,

                                    [AMERICAN HOME MORTGAGE CORP.][AMERICAN
                                    HOME MORTGAGE INVESTMENT CORP.]

                                    By:    ____________________________________
                                    Name:  ____________________________________
                                    Title: ____________________________________

Agreed to, confirmed and accepted:

[TAKEOUT INVESTOR]

By:    ____________________________
Name:  ____________________________
Title: ____________________________

                                                        EXHIBIT 1 to EXHIBIT D-2

               [WITHDRAWAL OF CONSENT TO BLANKET TRADE ASSIGNMENT]



American Home Mortgage Corp.
538 Broadhollow Road
Melville, New York 11747


American Home Mortgage Investment Corp.
538 Broadhollow Road
Melville, New York 11747

Ladies and Gentlemen:

            The undersigned hereby terminates its agreement to [American Home Mortgage Corp.][American Home Mortgage Investment Corp.]'s assignment of Commitments to the Assignee, which approval was given pursuant to the Trade Assignment dated ____________. This termination shall be effective as of ___________ but shall not affect the assignment of any Commitment which assignment was made prior to the date hereof. Capitalized terms not defined herein shall have the meanings set forth in the Trade Assignment.

                                    Very truly yours,

                                    [TAKEOUT INVESTOR]

                                    By:    ____________________________________
                                    Name:  ____________________________________
                                    Title: ____________________________________


Copy to: [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.]

                                                                       EXHIBIT E

                         [PURCHASER'S WIRE INSTRUCTIONS]

[Takeout Investor]
[Address]


                  Re:Custodial Agreement dated as of June 26, 2006, among Aspen Funding Corp., Gemini Securitization Corp., LLC, Newport Funding Corp., American Home Mortgage Corp., American Home Mortgage Investment Corp. and Deutsche Bank National Trust Company

Ladies and Gentlemen:

            Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the above-referenced Custodial Agreement.

            Set forth below are the Purchaser's Wire Instructions applicable to the above-referenced Custodial Agreement.

Wire Instructions:

                  ----------------------------------------
                  Bank Name:
                  ----------------------------------------
                  City, State:
                  ----------------------------------------
                  ABA #:
                  ----------------------------------------
                  Account #:
                  ----------------------------------------
                  Account Name:
                  ----------------------------------------

            Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces any prior notice specifying the name of Purchaser and the Purchaser's Wire Instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.

                                    Very truly yours,

                                    [ASPEN FUNDING CORP.
                                    GEMINI SECURITIZATION CORP., LLC
                                    NEWPORT FUNDING CORP.]

                                    By:    ___________________________________
                                    Name:  ___________________________________
                                    Title: ___________________________________

Receipt acknowledged by:
[TAKEOUT INVESTOR]

By:    _________________________
Name:  _________________________
Title: _________________________

cc:  [American Home Mortgage Corp.]
     [American Home Mortgage Investment Corp.]
     [Deutsche Bank National Trust Company]

                                                                       EXHIBIT F

                             [FORM OF CONFIRMATION]

TO:         American Home Mortgage Corp.
            538 Broadhollow Road
            Melville, New York 11747

            American Home Mortgage Investment Corp.
            538 Broadhollow Road
            Melville, New York 11747

DATE:

RE:         Confirmation of Purchase of Mortgage Loans

            [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.] ("Purchaser") is pleased to confirm its agreement to purchase and your agreement to sell the Mortgage Loans relating to the pool number referred to herein, pursuant to the Whole Loan Purchase and Sale Agreement, dated as of June 26, 2006 (the "Whole Loan Purchase and Sale Agreement"), among Aspen Funding Corp., Gemini Securitization Corp., LLC, Newport Funding Corp., American Home Mortgage Corp., American Home Mortgage Investment Corp. and American Home Mortgage Servicing, Inc. under the following terms and conditions:

                  Pool No. ________________
                  Check as appropriate:
                  Cash Window Transaction__Conduit Transaction (Conduit):
                  Purchase Date ___________
                  Settlement Date _________
                  Discount ________________
                  Purchase Price __________
                  Pass-Through Rate _______
                  Total Principal Amount of the Pool ________________

            Capitalized terms used and not otherwise defined herein shall have the meanings ascribed in the Whole Loan Purchase and Sale Agreement.

                                    Very truly yours,

                                    [ASPEN FUNDING CORP.
                                    GEMINI SECURITIZATION CORP., LLC
                                    NEWPORT FUNDING CORP.]

                                    By:    ___________________________________
                                    Name:  ___________________________________
                                    Title: ___________________________________

                                                                       EXHIBIT G

                   [NOTICE OF REJECTION OF TRADE ASSIGNMENT]

("Takeout Investor")
[Address]

Attention: ____________

Ladies and Gentlemen:

            [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.] (the "Assignee") hereby notifies you that it does not intend to purchase a 100% ownership interest in $_____________ in mortgage loans (the "Mortgage Loans") that you committed to purchase from [American Home Mortgage Corp.][American Home Mortgage Investment Corp.] pursuant to your confirmation of commitment (the "Commitment") trade-dated _______, ____ a copy of which is attached hereto. Accordingly, the assignment of the Commitment by Seller to the Assignee is hereby rejected, and the Assignee shall have no obligations thereunder.

                                    Very truly yours,

                                    [ASPEN FUNDING CORP.
                                    GEMINI SECURITIZATION CORP., LLC
                                    NEWPORT FUNDING CORP.]


                                    By:    ___________________________________
                                    Name:  ___________________________________
                                    Title: ___________________________________

cc:  [American Home Mortgage Corp.]
     [American Home Mortgage Investment Corp.]
     [Deutsche Bank National Trust Company]

                                                                       EXHIBIT H

                        [SETTLEMENT MODIFICATION LETTER]

                                     [DATE]

[Aspen Funding Corp.
Gemini Securitization Corp., LLC
Newport Funding Corp.]
60 Wall Street
New York, New York 10005

Attention: ________________

[American Home Mortgage Corp.
538 Broadhollow Road
Melville, New York 11747]

[American Home Mortgage Investment Corp.
538 Broadhollow Road
Melville, New York 11747]

                  Re:   The Attached Confirmation of Commitment

Ladies and Gentlemen:

            Attached hereto is a correct and complete copy of our confirmation of commitment ("Commitment"). We hereby confirm that we have irrevocably approved the Mortgage Loans subject to the Commitment for purchase by us and we hereby agree to purchase such Mortgage Loan(s) from [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.] (the "Assignee") in accordance with the terms of the Commitment or, if this letter is executed by the Assignee and [American Home Mortgage Corp.][American Home Mortgage Investment Corp.], in accordance with the terms of the Commitment as amended hereby.

            We hereby request that the Commitment be amended as follows:

              (i)   the Settlement Date set forth in the Commitment shall be;

              (ii) the aggregate outstanding principal balance of the Mortgage Loans shall be $_______________ ;

              (iii) the aggregate amount of accrued interest on the Mortgage
                    Loans shall be $ ;

              (iv)  the trade price shall be %; and

              (v)  the total amount payable to the Assignee shall be $

            If we fail to pay you the amount set forth in clause (v) above on the amended Settlement Date, interest shall accrue on such amount at a rate equal to the weighted average of the Pass-Through Rates related to such Mortgage Loans.

If the amendments to the Commitment set forth above are acceptable to you, please so indicate by executing this letter in the appropriate space provided below and return it to us via facsimile at

                               [TAKEOUT INVESTOR]

                               By:______________________
                               Title:

Agreed to:
[AMERICAN HOME MORTGAGE CORP.]
[AMERICAN HOME MORTGAGE INVESTMENT CORP.]

By:
Title:
Facsimile #:._____________

Agreed to:

ASPEN FUNDING CORP.
GEMINI SECURITIZATION CORP., LLC
NEWPORT FUNDING CORP.


By:________________________

                                                                       EXHIBIT I

                         SELLER'S OFFICER'S CERTIFICATE

      I, ________________, hereby certify that I am the duly elected ________________ of [American Home Mortgage Corp.][American Home Mortgage Investment Corp.], a [New York][Maryland] corporation (the "Seller"), and further certify, on behalf of the Seller as follows:

      1. Attached hereto as Attachment I is a true and correct copy of the articles of incorporation and by-laws of the Seller as are in full force and effect on the date hereof.

      2. Attached hereto as Attachment II is a Certificate of Good Standing of the Seller, issued by the Secretary of the State of ________ dated _____, ____. No event has occurred since _______, ____ which has affected the good standing of the Seller under the laws of the State of [New York][Maryland].

      3. Each person who, as an officer or attorney-in-fact of the Seller, signed (a) the Whole Loan Purchase and Sale Agreement (the "Purchase Agreement"), dated as of _________ __, ____, among the Seller, [American Home Mortgage Corp.][American Home Mortgage Investment Corp.], American Home Mortgage Servicing, Inc. and Aspen Funding Corp., Gemini Securitization Corp., LLC and Newport Funding Corp. (the "Purchasers"); (b) the Custodial Agreement (the "Custodial Agreement"), dated as of ___________ __, ____, by and among the Seller, the Purchaser and _______________; and (c) any other document delivered prior hereto or on the date hereof in connection with transactions contemplated in the Purchase Agreement was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

      4. Attached hereto as Attachment III is a true and correct copy of the resolutions duly adopted by the board of directors of the Seller on __________, ____ (the "Resolutions") with respect to the authorization and approval of the transactions contemplated in the Purchase Agreement; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

      5. All of the representations and warranties of the Seller contained in the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof and the Seller has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to the date hereof..

      6. The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied pursuant to the Purchase Agreement on or prior to the date hereof.

      7. There are no actions, suits or proceedings pending or, to my knowledge, threatened, against or affecting the Seller which, if adversely determined either individually or in the aggregate, would adversely affect the Seller's obligations under the Purchase Agreement or the Custodial Agreement.

      8. No proceedings that could result in the liquidation or dissolution of the Seller are pending or contemplated.

      9. Incumbency of Officers. The below named persons have been duly elected or appointed, and have been duly qualified as officers of the Seller holding the respective office below set opposite his or her name, and the signature below set opposite his or her name is his or her genuine signature.

---------------------------------------------------------------------------
Name                      Office                   Signature

--------------------      ---------------------   ------------------------

--------------------      ---------------------   ------------------------

--------------------      ---------------------   ------------------------


      All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

      IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated: _________ __, ____
       [Seal]

                              ---------------------
                                    By:   ______________________________
                                    Name
                                    Title:

            I, ___________________, _________ of ______________, hereby certify that ________________ is the duly elected, qualified and acting _______________ of __________ and that the signature appearing above is the genuine signature of such person.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: ____________ __, ____
       [Seal]

                              ----------------------
                                    By:   ________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT J

                         SELLER'S OFFICER'S CERTIFICATE

      I, ________________, hereby certify that I am the duly elected ________________ of [American Home Mortgage Corp.][American Home Mortgage Investment Corp.], a [New York][Maryland] corporation (the "Seller"), and further certify, on behalf of the Seller as follows:

      1. There has been no change in the articles of incorporation and by-laws of the Seller since the date such documents were provided to the Purchaser and such documents are in full force and effect on the date hereof.

      2. No event has occurred since the date of the last good standing certificate of the Seller provided to the Purchaser which has affected the good standing of the Seller under the laws of the State of [New York][Maryland].

      3. All of the representations and warranties of the Seller contained in the Purchase Agreement, including but not limited to the representations and warranties as to the Mortgage Loans being sold to the Purchaser on the date hereof, are true and correct in all material respects as of the date hereof and the Seller has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to the date hereof..

      4. The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied pursuant to the Purchase Agreement on or prior to the date hereof.

      5. There are no actions, suits or proceedings pending or, to my knowledge, threatened, against or affecting the Seller which, if adversely determined either individually or in the aggregate, would adversely affect the Seller's obligations under the Purchase Agreement or the Custodial Agreement.

      6. No proceedings that could result in the liquidation or dissolution of the Seller are pending or contemplated.

      7. To the best of my knowledge after due inquiry and investigation, no Event of Default has occurred prior to the date hereof or is occurring on the date hereof.

      8. Under generally accepted and regulatory accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans. The Seller has been advised by, or has confirmed with, its independent public accountants that the foregoing transactions will be so classified.

      9. Each Mortgage Loan to be sold to the Purchaser on the date hereof was originated by the Seller or purchased from an approved originator previously approved by the Purchaser not later than 60 days prior to the date hereof. No Mortgage Loan was rejected for purchase or financing by any third party.

            All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.


Dated: _________ __, ____
       [Seal]

                              ---------------------
                                    By:    _____________________________
                                    Name
                                    Title:

            I, ___________________, _________ of ______________, hereby certify that ________________ is the duly elected, qualified and acting _______________ of __________ and that the signature appearing above is the genuine signature of such person.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: ____________ __, _____
       [Seal]

                              ----------------------
                                    By:________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT K

                                LIST OF CONDUITS

                                                                       EXHIBIT L

                             MORTGAGE LOAN SCHEDULE

                                                                       EXHIBIT M

                           FORM OF TRANSACTION NOTICE

                                                      ____________, 200_

Aspen Funding Corp.
Newport Funding Corp.
Gemini Securitization Corp., LLC.
60 Wall Street
New York, NY  10005
Attention:  Frank Grausso

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California  92705
Attention:  Norma Catone


Transaction No._____________


Ladies and Gentlemen:

            The undersigned executes and delivers this notice (the "Notice") pursuant to the requirements of the Whole Loan Purchase and Sale Agreement, dated as of [______], 2006 (the "Agreement"), among Aspen Funding Corp. ("Aspen"), Newport Funding Corp. ("Newport"), Gemini Securitization Corp., LLC ("Gemini" and collectively with Aspen and Newport, the "Purchasers" and individually a "Purchaser"), and American Home Mortgage Corp. ("AHMC") and American Home Investment Corp. ("AHMI" and together with AHMC, each individually, a "Seller" and together, the "Sellers") in connection with the submission for sale thereunder on _________ __, 200__ (the "Purchase Date") of the Purchased Loans identified on the Schedule attached hereto. All capitalized terms used in this Notice without definition shall have the same meanings herein as they have in the Whole Loan Purchase and Sale Agreement.

            [AHMC/AHMI] hereby represents and certifies to [Aspen] [Newport] [Gemini] (the "Purchaser") as follows:

            1. As of this date, the Seller is in compliance with all of the terms and conditions of the Agreement and all other related agreements (the "Program Documents").

            2. The Seller's representations and warranties set forth in the Program Documents are true and accurate as of the date of this Notice.

            3. All of the conditions to the proposed purchase to which this Notice relates have been satisfied.

            4. Upon payment of the Purchase, all of the right (including the power to convey title thereto), title and interest in and to each Mortgage Loan shall be transferred, assigned, set over and otherwise conveyed to the Purchaser.

            5. The general terms of the sale are:

               A. Aggregate original principal balance of the Mortgage Loans as of the Purchase Date: _________

               B. Aggregate outstanding principal balance of the Mortgage Loans as of the Purchase Date: _________

               C.    Number of loans: _________

               D.    Purchase Price: _________

               E.    Purchase Date:  ___________


Wire Instructions For Seller:

            [Bank Name:
            City, State:

            ABA #:
            Account #:

            Account Name:
            Attention:        ]


            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Notice as of the date first above written.

                                    AMERICAN HOME MORTGAGE CORP./AMERICAN
                                    HOME MORTGAGE INVESTMENT CORP as Seller


                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                                                                       EXHIBIT N

                               Mortgage Loan Pool